UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2020

CHAMPIONS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11504	52-1401755
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 University Plaza, Suite 307, Hackensack, New Jersey 07601
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 808-8400

Not applicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CSBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 21, 2020, Champion’s Oncology, Inc. (the “Company”) held its Annual Meeting of the Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the stockholders at the Annual Meeting and the voting results were as follows, there being no broker non-votes for any matter:

1. Election of Directors. The seven director nominees named in the Company's 2020 proxy statement were elected to serve for a one-year term expiring at the 2021 Annual Meeting of the Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld
Ronnie Morris, M.D.	7,598,552	1,133,557
Joel Ackerman	7,487,951	1,244,158
David Sidransky, M.D.	5,997,846	2,734,263
Daniel Mendelson	6,823,299	1,908,810
Abba David Poliakoff	7,766,245	965,864
Scott R. Tobin	8,087,197	644,912
Philip Breitfeld, M.D.	7,369,077	1,363,032

2. Ratification of Appointment of Independent Registered Accounting Firm. The appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021, was ratified as follows:

Votes For	Votes Against	Abstain
8,784,736	13,970	208

3. Advisory Vote of the Compensation of the Company’s Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's 2020 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain
8,475,330	117,566	139,213

4. Advisory Vote on the Frequency of Stockholder Votes on Executive Compensation. The proposal to approve, on an advisory basis, a one-year frequency of the stockholder votes in the compensation of the Company's named executive officers, was approved by the following votes:

One Year	Two Years	Three Years	Abstain
4,926,407	2,973	3,801,967	762

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS ONCOLOGY, INC.
(Registrant)

Date: October 21, 2020	By:	/s/ David Miller
David Miller
Chief Financial Officer